Exhibit 99.1

                       Investment Community Presentation

                                                                   Exhibit 99.1

[Imagistics logo]                                 IMAGISTICS INTERNATIONAL INC.


                       INVESTMENT COMMUNITY PRESENTATION

                                 FEBRUARY, 2003



                          LISTED NYSE DECEMBER 3, 2001
                                   (NYSE:IGI)


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IMAGISTICS SUMMARY                                                 INTRODUCTION


| | A leading provider of document imaging solutions to the FORTUNE 1000, including copier/printers, multifunctional products (MFP) and facsimile

| | $630 million national direct sales, service and marketing organization

| | The U.S. Office Document Imaging market is large:
    $28 billion in 2001, projected at $34 billion in 2006

| | Installed base of over 300,000 copier/printer and facsimile products

| | Strong profit margins in a challenging industry

| | Proven management team

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IMAGISTICS PRODUCTS AND SOLUTIONS                                  INTRODUCTION


       IGI is a leading provider of document imaging solutions utilizing
           "best-of-breed" products and superior aftermarket support, including service and supplies


Digital Copier/Printer  Digital Copier/Printer  Facsimile      Multifunctional
   (Black & White)            (Color)                           Product (MFP)


  [graphic omitted]      [graphic omitted]  [graphic omitted] [graphic omitted]


          Broad product line targeting enterprise office market:
          o Broad B&W product line from 14-85 ppm
          o Color copier/printers - 15, 20, 31 ppm
          o Broad workgroup facsimile product line

                                                                               3
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EXTENSIVE SALES FORCE                                              INTRODUCTION

                              --------------------
                               Imagistics has an
            ----------------   extensive national   ----------------
            \                  direct sales force                  \
            \                 --------------------                 \
--------------------                   \              --------------------------
  NATIONAL ACCOUNTS                    \               BUSINESS PRODUCT CENTERS
--------------------                   \              --------------------------
> Sales Force of 200                   \               > Sales Force of 200
> Major national and                   \               > Acquired businesses
  international                        \                 covering secondary
  corporations                         \                 geographic markets
> Large governmental                   \               > Local, national and
  and educational                      \                 commercial accounts
  organizations                        \              --------------------------
--------------------                   \
                              ----------------------
                               COMMERCIAL ACCOUNTS
                              ----------------------
                               > Sales Force of 600
                               > Small to mid-size
                                 businesses
                              ----------------------
                                                                               4
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EXTENSIVE SALES FORCE                                              INTRODUCTION


              THERE ARE OVER 350 CUSTOMER SERVICE BRANCH LOCATIONS
                             SERVICING IGI PRODUCTS


                               [graphic omitted]

                                                                               5
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STRATEGIC VISION                                                   INTRODUCTION


                         TO BE THE LEADING INDEPENDENT
                      DIRECT PROVIDER OF ENTERPRISE OFFICE
                       IMAGING AND DOCUMENT SOLUTIONS BY
                       PROVIDING WORLD CLASS PRODUCTS AND
                      SERVICES WITH UNPARALLELED CUSTOMER
                        SUPPORT AND SATISFACTION WITH A
                           FOCUS ON MULTIPLE LOCATION
                       CUSTOMERS, THUS BUILDING VALUE FOR
                                OUR SHAREHOLDERS.

                                                                               6
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U.S. OFFICE DOCUMENT IMAGING MARKET
(EQUIPMENT, SUPPLIES AND SERVICE)                                      INDUSTRY


[graphic omitted]


2001: $28 BILLION                       2006: $34 BILLION
-----------------                       -----------------
Software & Solutions  $0.3              Software & Solutions  $1.9
Workgroup Fax         $3.1              Workgroup Fax         $2.4
Color Copiers         $2.5              Color Copiers         $3.1
Production Color      $1.5              Production Color      $4.5
Color Printers        $0.3              Color Printers        $1.7
B&W Printers          $0.5              B&W Printers          $1.0
B&W Copiers          $19.4              B&W Copiers          $19.3


o Participate in a large market
o Significant opportunity for market share gain
o Intention to expand our addressable market through additional product offerings


Source: CAP Ventures

                                                                               7
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SUMMARY OF STRATEGIC INITIATIVES                                       STRATEGY


                               ------------------
                               Execute the unique
                               strategic business
                                     model
                               ------------------
                                       \
                                       \
-------------------       -----------------------------     --------------------
  Leverage product             Leading independent          Pursue opportunistic
  and marketplace ------- provider of enterprise office ------ expansion and
strengths to drive            imaging and document              investments
   market share                    solutions
-------------------       -----------------------------     --------------------
                              \                     \
                              \                     \
             ---------------------               -------------------
             Leverage strengths in               Achieve operational
              customer support to                  excellence and
                drive customer                       benchmark
                   loyalty                          productivity
             ---------------------               -------------------

                                                                               8
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LEVERAGE PRODUCT AND MARKETPLACE
STRENGTHS TO DRIVE MARKET SHARE                                        STRATEGY


| | GAIN MARKET SHARE THROUGH LEVERAGING MAJOR SHARE OF CORPORATE FAX BUSINESS
    > LEVERAGE FAX CUSTOMER RELATIONSHIPS FOR COPIER/PRINTER/COLOR/MFP
    > MAJOR ADVANTAGE FOR LARGE ACCOUNT MARKET

| | UNIQUE NATIONAL DIRECT SALES FORCE
    > SALES FORCE OF OVER 1,000
    > CUSTOMER-CENTRIC SALES FORCE SINCE OCTOBER, 2000
    > ENSURES SINGLE CUSTOMER CONTACT AND UNIFORM SUPPORT
    > NAMED TENTH BEST SALES FORCE IN U.S. BY SELLING POWER (SEPTEMBER, 2002)

| | UNIQUE PRODUCT SOURCING STRATEGY
    > "BEST OF BREED" PRODUCT FAMILIES
    > FEWER PLATFORMS OPTIMIZES SALES PRODUCTIVITY AND WORKING CAPITAL (I.E.,
      INVENTORY, PARTS)
    > LEVERAGES INDUSTRY R&D AND MARKET CREATION INVESTMENTS
    > FLEXIBLE CONTROLLER STRATEGY, FROM LOW-COST TO FEATURE-RICH FROM LEADING
      VENDORS
    > AN INCREMENTAL PRIVATE BRAND DISTRIBUTION CHANNEL
    > MINIMIZES TECHNOLOGICAL OBSOLESCENCE

| | MAJOR BRAND AWARENESS CAMPAIGN USING TELEVISION, RADIO AND PRINT


                                                                              9
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LEVERAGE STRENGTHS IN CUSTOMER
SUPPORT TO DRIVE CUSTOMER LOYALTY                                      STRATEGY


| | National direct service and support coverage
    > 1,100 direct service representatives
    > Proactive service enables 98%+ copier and 99%+ fax uptime
    > 24/7 diagnostic hot-line support
    > Uniform level of service nationwide

| | Centralized, integrated customer administration system
    > National scope
    > Ensures billing accuracy and understanding
    > Enables customer consolidated billing/customized management reports

                                                                              10
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PARTIAL CUSTOMER LIST                                                  STRATEGY


TOYOTA
SHELL
CIGNA
GOODYEAR
CITIBANK
UNITED STATES POSTAL SERVICE
FORD MOTOR COMPANY(TM)
VERIZON
OFFICE DEPOT(R)
BANK OF AMERICA
MELLON
SBC
DEUTSCHE BANK
PEPSICO
ROADWAY EXPRESS(R)
WINN DIXIE
BOISE CASCADE CORPORATION
METLIFE(R)
BAXTER

                                                                              11
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ACHIEVE OPERATIONAL EXCELLENCE
AND BENCHMARK PRODUCTIVITY                                             STRATEGY


| | Implement greater standardization in sales practices

| | Focus compensation plan on higher margin business to drive profitability

| | Institute strict adherence to pricing standardization and disciplines

| | Make major investments in infrastructure savings
    > Implement ERP to provide significant long term benefits
      - Selling, service and administrative (SS&A) expense reductions
      - Working capital improvements
      - Customer benefits

                                                                              12
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PURSUE OPPORTUNISTIC
EXPANSION AND INVESTMENTS                                              STRATEGY


| | Expand fleet administration capabilities

| | Increase participation in faster growing market segments

| | Expand geographic presence
    > Launched copiers in U.K. in January, 2003
    > European potential
    > Acquire additional Business Product Centers

| | Pursue potential strategic alliances, partnerships and acquisitions


LIMITATIONS

| | Prohibited from Facilities Management until December, 2003

| | Prohibited from Canada until December, 2003

                                                                              13
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IMAGISTICS REVENUE SOURCES                                            FINANCIAL


[Graphic Omitted]

  TOTAL 2002 REVENUES

    $630 MILLION
    ------------
U.S. Copier     59%
U.S. Facsimile  38%
U.K. Facsimile   3%

[Graphic Omitted]

TOTAL 2002 REVENUES

$630 MILLION
------------
Equipment Sales     25%          -----------------
Support Services    13% -------- RECURRING REVENUE
Equipment Rentals   37% --------
Supply Sales        25% --------    COMPONENTS
                                 -----------------


            RECURRING REVENUE REPRESENTS 75% OF TOTAL 2002 REVENUES

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SUMMARY INCOME STATEMENT - 4Q 2002                                    FINANCIAL


(Dollars in millions, except EPS)
                                                       4Q 2002            4Q 2001            B/(W)
                                                    ------------       ------------       ------------
Sales                                            $        83         $       79                6  %
Rentals                                                   57                 59               (4)
Support services                                          20                 21               (3)
                                                    ----------          ----------
   TOTAL REVENUES                                $       160                159                1  %
Cost of sales                                             53                 52                2
Cost of rentals                                           19                 23               12
Selling, service and administration                       79                 83                5
                                                    ----------          ----------
   Operating Income                                        9                  1                *
Interest expense, net                                      2                  1               24
                                                    ----------          ----------
   Income before Income Taxes                              7                  -                *
Provision for Income Taxes                                 3                  -                *
                                                    ----------          ----------
   NET INCOME                                    $         4         $        -                *  %
                                                    ==========          ==========

DILUTED EPS                                      $      0.22         $    (0.01)               *  %

*  Not Meaningful

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SUMMARY INCOME STATEMENT - FULL YEAR 2002                             FINANCIAL


(Dollars in millions, except EPS)
                                                            2002                2001             B/(W)
                                                    -------------------   ----------------    -----------
Sales                                            $          316        $         310               2  %
Rentals                                                     230                  233              (2)
Support services                                             84                   83               2
                                                    -------------         -------------
   TOTAL REVENUES                                $          630        $         626               1  %
Cost of sales                                               199                  197              (1)
Cost of rentals                                              84                   92               9
Selling, service and administration                         312                  306              (2)
                                                    -------------         -------------
   Operating Income                                          35                   31              15
Interest expense, net                                         8                   10              18
                                                    -------------         -------------
   Income before Income Taxes                                27                   21              30
Provision for Income Taxes                                   11                    8             (30)
                                                    -------------         -------------
   NET INCOME                                    $           16        $          13              31  %
                                                    =============         =============

DILUTED EPS                                      $         0.86        $        0.65              32  %

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CONDENSED BALANCE SHEETS                                              FINANCIAL


(Dollars in Millions)
                         2002     2001                                         2002      2001
                         ----     ----                                         ----      ----
Cash                      $31      $19        Payables                          $78       $55
Receivables               110      131        Advance billings                   27        29
Inventories               106      124        Current Long Term Debt              1         1
                                                                              ----------------
Other current              26       19        Total current                     106        85
                        --------------
Total current             273      293
                                              Long Term Debt                     73       116
P, P&E                     44       31        Other                              22        11
                                                                              ----------------
Rental assets              88      114        Total Liabilities                 201       212
Goodwill                   53       53
Other                       7        7        Equity                            264       286
                        ---------------                                       ----------------
Total Assets             $465     $498        Total Liabilities & Equity       $465      $498
                        ===============                                       ================

Certain prior year amounts have been reclassified to conform to current presentation.

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CASH FLOW SUMMARIES                                                   FINANCIAL


(Dollars in Millions)
                                             2002                 2001
                                             ----                 ----
Net Income                                  $  16                $  13
Depreciation and amortization                  82                   83
Provision for bad debts                         5                   12
Provision for obsolete inventory               15                   21
Net working capital                            38                   21
Other, net                                      2                   (2)
                                            ------------------------------
Net cash from operating activities            158                  148

Expenditure for rental assets                 (48)                 (66)
Expenditure for other fixed assets            (18)                 (19)
                                            ------------------------------
Net cash used in investing activities         (66)                 (85)

Advances to Pitney Bowes                        -                 (160)
Purchase of treasury stock                    (37)                   -
Net loan (repayment) borrowing                (43)                 117
Payment of financing fees                       -                   (4)
                                                                     -
                                            ------------------------------
Net cash used in financing activities         (80)                 (47)
                                            ------------------------------

Increase/(decrease) in cash                 $  12                $  16
                                            ==============================

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TOTAL DEBT                                                            FINANCIAL


Date         (Dollars in millions)
----         ---------------------
10/31/01            $150
12/31/01             117
3/31/02              100
6/30/02               83
9/30/02               74
12/31/02              74

                                                                              19
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STOCK REPURCHASES AND AUTHORIZATION                 FINANCIAL


               Stock Repurchases               Repurchase Authorization
Date         (Dollars in millions)               (Dollars in millions)
----         ---------------------             ------------------------
3/31/02             $ 0                                  $30
6/30/02              13                                   30
9/30/02              30                                   30
12/31/02             37                                   58

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FINANCIAL MODEL                                                       FINANCIAL


                              2000     2001     2002           2003 OUTLOOK
                              ----     ----     ----           ------------
Revenue Growth                2.6%    (2.6)%     0.6%          Flat


Sales Gross Margin           43.5%    36.4%     37.3%          Slight
Rental Gross Margin          61.1%    60.5%     63.4%          Improvement

SS&A % Revenue               39.1%    48.6%     49.5%          Slight Increase

Interest Expense (mils)     $11.3     $9.8      $8.1           Decline

Tax Rate                     39.6%    40.0%     39.9%          Flat

Diluted EPS                 $3.29    $  .65    $  .86          $1.05

                                                                              21
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SUMMARY


| | EXCELLENT FIRST FULL YEAR OF OPERATION, INCLUDING IMPROVING PROFITABILITY
    AND STRENGTHENING THE BALANCE SHEET

| | WELL CAPITALIZED COMPANY WITH A UNIQUE STRATEGIC BUSINESS MODEL AND
    STRONG POTENTIAL FOR MARKET SHARE GROWTH

| | SIGNIFICANT RECURRING REVENUE STREAM WHICH PROVIDES CONSISTENCY OF RESULTS -
    EQUIPMENT RENTALS, SUPPLY SALES AND SUPPORT SERVICES REPRESENT 75% OF
    TOTAL REVENUE

| | STRATEGIC BUSINESS MODEL OF SOURCING "BEST OF BREED" PRODUCTS FROM THIRD
    PARTY MANUFACTURERS MINIMIZES RISK
    > CAPITAL EXPENDITURES PRIMARILY LIMITED TO REVENUE-PRODUCING ASSETS
    > LEVERAGES R&D AND MARKETING EXPENSES OF STRATEGIC PARTNERS AND INDUSTRY > REDUCES WORKING CAPITAL REQUIREMENTS
    > MINIMIZES TECHNOLOGICAL OBSOLESCENCE

| | SUPERIOR NATIONAL SALES AND SERVICE CAPABILITIES

| | HIGHLY SATISFIED, FORTUNE 1000 CUSTOMER BASE WITH A HIGH RETENTION RATE

| | STRONG BALANCE SHEET AND SIGNIFICANT CASH GENERATION TO SUPPORT DEBT
    REDUCTION, STOCK REPURCHASES AND INVESTMENTS

                                                                              22
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FORWARD-LOOKING STATEMENT


The statements contained in this news release that are not purely historical are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management's beliefs, certain assumptions and current expectations. These statements may be identified by their use of forward-looking terminology such as the words "expects," "projects," "anticipates," "intends" and other similar words. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, general economic, business and market conditions, competitive pricing pressures, timely development and acceptance of new products, our reliance on third party suppliers, potential disruptions in implementing information technology systems, potential disruptions affecting the international shipment of goods, our ability to create brand recognition under our new name and currency and interest rate fluctuations. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Imagistics 2001 Form 10-K and other SEC filings. The forward-looking statements contained in this news release are made as of the date hereof and, except as required by law, we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

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                               [Imagistics logo(TM)]


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